UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2003

Date of Report (Date of earliest event reported)

EXULT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30035	33-0831076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

121 Innovation Drive, Suite 200

Irvine, CA 92612

(Address of principal executive offices)

(949) 856-8800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address of principal executive offices, if changed since last report)

Item 9.    Regulation FD Disclosure.

In accordance with the guidance provided by the Securities and Exchange Commission in Securities Act Release No. 33-8216, the information in this Current Report on Form 8-K, including the exhibits, which is intended to be furnished pursuant to Item 12 of Form 8-K, is instead being furnished pursuant to Item 9, and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities thereunder. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

On April 24, 2003, the Company issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exult, Inc. (Registrant)

/s/ Brian W. Copple
Brian W. Copple, Vice President (Signature)

Date:    April 24, 2003

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Exhibit Index

Exhibit 99.1	Press Release dated April 24, 2003 of Exult, Inc. announcing its earnings for the quarter ended March 31, 2003

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